SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

SCPIE HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12449	95-4557980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1888 Century Park East, Suite 800

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 551-5900

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

99.1	Press Release, dated August 5, 2004, issued by SCPIE Holdings Inc., furnished pursuant to Item 12 of Form 8-K.

Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On August 5, 2004, SCPIE Holdings Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing of SCPIE Holdings Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	SCPIE HOLDINGS INC.

	By:	/s/ ROBERT B. TSCHUDY
	Name:	Robert B. Tschudy
	Its:	Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit 99.1.     Press Release, dated August 5, 2004, issued by SCPIE Holdings Inc.